Exhibit 3.17

Secretary of State
Division of Business Services	DATE: 09/22/00
312 Eighth Avenue North	REQUEST NUMBER: 4008-0593
6th Floor, William R. Snodgrass Tower	TELEPHONE CONTACT: (615) 741-2286
Nashville, Tennessee 37243	FILE DATE/TIME: 09/22/00 1248
EFFECTIVE DATE/TIME: 09/22/00 1248
CONTROL NUMBER: 0396067

CT CORPORATION SYSTEM

[ILLEGIBLE] BOX

CHICAGO, IL 60604

WINDSOR ACQUISITION, LLC

ARTICLES OF ORGANIZATION –

LIMITED LIABILITY COMPANY

CONGRATULATIONS UPON THE FORMATION OF THE LIMITED LIABILITY COMPANY IN THE STATE OF TENNESSEE WHICH IS EFFECTIVE AS INDICATED ABOVE.

A LIMITED LIABILITY COMPANY ANNUAL REPORT MUST BE FILED WITH THE SECRETARY OF STATE ON OR BEFORE THE FIRST DAY OF THE FOURTH MONTH FOLLOWING THE CLOSE OF THE LIMITED LIABILITY COMPANY’S FISCAL YEAR.  ONCE THE FISCAL YEAR HAS BEEN ESTABLISHED, PLEASE PROVIDE THIS OFFICE WITH WRITTEN NOTIFICATION.  THIS OFFICE WILL MAIL THE REPORT DURING THE LAST MONTH OF SAID FISCAL YEAR TO THE LIMITED LIABILITY COMPANY AT THE ADDRESS OF ITS PRINCIPAL OFFICE OR TO A MAILING ADDRESS PROVIDED TO THIS OFFICE IN WRITING.  FAILURE TO FILE THIS REPORT OR TO MAINTAIN A REGISTERED AGENT AND OFFICE WILL SUBJECT THE LIMITED LIABILITY COMPANY TO ADMINISTRATIVE DISSOLUTION.

WHEN CORRESPONDING WITH THIS OFFICE OR SUBMITTING DOCUMENTS FOR FILING, PLEASE ANSWER TO THE LIMITED LIABILITY COMPANY CONTROL NUMBER GIVEN ABOVE.  PLEASE BE ADVISED THAT THIS DOCUMENT MUST ALSO BE FILED IN THE OFFICE OF THE REGISTER OF [ILLEGIBLE] IN THE COUNTY WHEREIN A LIMITED LIABILITY COMPANY HAS ITS PRINCIPAL OFFICE IF SUCH PRINCIPAL OFFICE IS IN TENNESSEE.

ARTICLES OF ORGANIZATION –		ON DATE: 09/22/00
LIMITED LIABILITY COMPANY		FEES
	RECEIVED:	$300.00	$0.00

CT CORPORATION SYSTEM (CHICAGO, IL.)
208 S LASALLE ST	TOTAL PAYMENT RECEIVED:		$300.00
	RECEIPT NUMBER:	00002743266
CHICAGO, IL 60604-0000	ACCOUNT NUMBER:	00000592

		/s/ RILEY C. DARNELL

[TENNESSEE STATE
SEAL]		RILEY C. DARNELL
		SECRETARY OF STATE

State of Tennessee		RECEIVED
[SEAL]		STATE OF TENNESSEE
Department of State		00 SEP 22 [ILLEGIBLE]
Corporation Section	ARTICLES OF	RILEY DARNELL
18th Floor, James K. Polk Building	ORGANIZATION	SECRETARY OF STATE
Nashville, TN 37243-0306	(LIMITED LIABILITY COMPANY)	FILED

The undersigned acting as organizer(s) of a Limited Liability Company under the provisions of the Tennessee Limited Liability Company Act, § 48-205-101, adopts the following Articles of Organization.

1.                                       The name of the Limited Liability Company is:

Windsor Acquisition LLC

(NOTE:  Pursuant to the provisions of § 48-207-101, each limited Liability Company name must contain the words “Limited Liability Company” or the abbreviation “LLC” or “L.L.C”)

2.                                       The name and complete address of the Limited Liability Company’s initial registered agent and office located in the state of Tennessee is:

CT CORPORATION SYSTEM
(Name)

c/o CT CORPORATION SYSTEM, 530 Gay Street,	Knoxville,	Tennessee 37902
(Street Address)	(City)	(State/Zip Code)

Knox
(County)

3.                                       List the name and complete address of each organizer of this Limited Liability Company.

Joshua W. Miller  Jones, Dev, Reayis & Pogue 77 W. Wacker Dr. Chicago, IL 60601-1692

(Name)                                                                                      (Include: Street Address, City, State and Zip Code)

(Name)                                                                                      (Street Address, City, State and Zip Code)

(Name)                                                                                      (Street Address, City, State and Zip Code)

4.                                       The Limited Liability Company will be: (NOTE: PLEASE MARK APPLICABLE BOX)

☐  Board Managed             ☒  Member Managed

5.                                       Number of members at the date of filing  1 (one).

6.                                       If the document is not to be effective upon filing by the Secretary of State, the delayed effective date and time is:

Date                         ,                        .  Time                               (Not to exceed 90 days.)

7.                                       The complete address of the Limited Liability Company’s principal executive office is:

4520 Executive park Drive	Montgomery	Alabama/US/36116
(Street Address)	(City)	(State/County/Zip Code)

8.                                       Period of Duration:              Perpetual

9.                                       Other Provisions:

9/18/2001	/s/ BLOUNT, INC. by Richard H. Irving, III
Signature Date	Signature (manager or member authorized to sign by the Limited Liability Company)

Senior Vice President	/s/ Richard H. Irving, III
Signer’s Capacity	Name (typed or printed)

SS-4247(Rev.5/98)	RDA 2458

TN 044-10/11/99 CT System Online

Secretary of State
Division of Business Services	ISSUANCE DATE: 02/08/2001
312 Eighth Avenue North	REQUEST NUMBER: 01039581
6th Floor, William R. Snodgrass Tower	TELEPHONE CONTACT: (615) 741-6488
Nashville, Tennessee 37243
CHARTER/ QUALIFICATION DATE: 09/22/2000
STATUS: ACTIVE
CORPORATE EXPIRATION DATE: PERPETUAL
CONTROL NUMBER: 0396067
JURISDICTION: TENNESSEE

REQUESTED BY:
CFS
8161 HWY 100	8161 HWY 100

NASHVILLE, TN 37221	NASHVILLE, TN 37221

CERTIFICATE OF EXISTENCE

RILEY C DARNELL, SECRETARY OF STATE OF THE STATE OF TENNESSEE DO HEREBY CERTIFY THAT

“WINDSOR FORESTRY TOOLS LLC”

A LIMITED LIABILITY COMPANY DULY FORMED UNDER THE LAW OF THIS STATE WITH DATE OF FORMATION AND DURATION AS GIVEN ABOVE, THAT ALL FEES, TAXES, AND PENALTIES OWED TO THIS STATE WHICH AFFECT THE EXISTENCE OF THE LIMITED LIABILITY COMPANY HAVE BEEN PAID, THAT ARTICLES OF DISSOLUTION HAVE NOT BEEN FILED, AND THAT ARTICLES OF TERMINATION OF THE EXISTENCE HAVE NOT BEEN FILED.  [ILLEGIBLE] FURTHER CERTIFY THAT THE FOLLOWING DOCUMENT(S) IS/ARE ON FILE WITH THIS OFFICE.

EXISTENCE NUMBER	DATE-FILED	FILING TYPE	FIELD CHANGED
??-0593	09/22/00	LLC ORGANIZATION
?7-0990	11/22/00	LLC AMENDMENT	NAME

REQUEST FOR CERTIFICATE	ON DATE: 02/08/01

		FEES
	RECEIVED:	$300.00	$0.00

[ILLEGIBLE] 8161 HIGHWAY 100	TOTAL PAYMENT RECEIVED:		$300.00

NASHVILLE, TN 37221-0000	RECEIPT NUMBER: 00002807304
	ACCOUNT NUMBER: 00101230

[TENNESSEE STATE SEAL] SS-4458		/s/ Riley C. Darnell
		RILEY C. DARNELL
		SECRETARY OF STATE

Secretary of State
Division of Business Services
312 Eighth Avenue North	DATE: 11/22/00
6th Floor, William R. Snodgrass Tower	REQUEST NUMBER: 4057-0990
Nashville, Tennessee 37243	TELEPHONE CONTACT: (615) 741-2286
FILE DATE/TIME: 11/22/00 1124
EFECTIVE DATE/TIME: 11/22/00 1630
CONTROL NUMBER: 0396067

[ILLEGIBLE]

CT CORP SYSTEM

208 S LASALLE

CHICAGO, IL, 60604

[ILLEGIBLE]

WINDSOR FORESTRY TOOLS LLC

ARTICLES OF AMENDMENT - LIMITED LIABILITY COMPANY

THIS WILL ACKNOWLEDGE THE FILING OF THE ATTACHED DOCUMENT WITH AN EFFECTIVE DATE AS INDICATED ABOVE.

WHEN CORRESPONDING WITH THIS OFFICE OR SUBMITTING DOCUMENTS FOR FILING, PLEASE REFER TO THE LIMITED LIABILITY COMPANY CONTROL NUMBER GIVEN ABOVE.  PLEASE BE ADVISED THAT THIS DOCUMENT MUST ALSO BE FILED IN THE OFFICE OF THE REGISTER OF DEEDS IN THE COUNTY WHEREIN A LIMITED LIABILITY COMPANY HAS ITS PRINCIPAL OFFICE IF SUCH PRINCIPAL OFFICE IS IN TENNESSEE.

[ILLEGIBLE] ARTICLES OF AMENDMENT - LIMITED LIABILITY COMPANY. ON DATE: 11/22/00

[ILLEGIBLE]		FEES
CT CORPORATION SYSTEM (CHICAGO, IL.)	RECEIVED:	$20.00	$0.00
208 S LASALLE ST		TOTAL PAYMENT RECEIVED:	$20.00
CHICAGO, IL 60604 - 0000		RECEIPT NUMBER:	00002767774
		ACCOUNT NUMBER:	00000592

[TENNESSEE STATE	/s/ Riley C. Darnell
SEAL]
	RILEY C. DARNELL
	SECRETARY OF STATE

STATE OF TENNESSEE [SEAL] Department of State Corporation Section 18th Floor, James K. Polk Building Nashville, TN 37243-0306	ARTICLE OF AMENDMENT TO THE LIMITED LIABILITY COMPANY	For Office Use Only FILED RECEIVED STATE OF TENNESSEE 00 NOV 22 [ILEGIBLE] RILEY DARNELL SECRETARY OF STATE

LIMITED LIABILITY COMPANY CONTROL NUMBER (IF KNOWN) 0396067

PURSUANT TO THE PROVISIONS OF § 48-209-104 OF THE TENNESSEE LIMITED LIABILITY COMPANY ACT, THE UNDERSIGNED ADOPTS THE FOLLOWING ARTICLES OF AMENDMENT TO ITS LIMITED LIABILITY COMPANY:

PLEASE MARK THE BLOCK THAT APPLIES:

☒ AMENDMENT IS TO BE EFFECTIVE WHEN FILED BY THE SECRETARY OF STATE.

☐ AMENDMENT IS TO BE EFFECTIVE,
	MONTH	DAY	YEAR

(NOT TO BE LATER THEN THE 90th DAY AFTER THE DATE THIS DOCUMENT IS FILED.) IF NEITHER BLOCK IS CHECKED, THE AMENDMENT WILL BE EFFECTIVE AT THE TIME OF FILING.

1. PLEASE INSERT THE NAME OF THE LIMITED LIABILITY COMPANY AS IT APPEARS ON RECORD:

Windsor Acquisition, LLC
IF CHANGING THE NAME, INSERT THE NEW NAME ON THE LINE BELOW:

Windsor Forestry Tools LLC

2. PLEASE INSERT ANY CHANGES THAT APPLY:
A. PRINCIPAL ADDRESS: (Street)

CITY	STATE/COUNTY	ZIP CODE

B. REGISTERED AGENT:

C. REGISTERED ADDRESS:
STREET

CITY	STATE	ZIP CODE	COUNTY
D. OTHER CHANGES:

3. THE AMENDMENT WAS DULY ADOPTED ON:	November 17, 2000
	MONTH	DAY	YEAR

(NOTE: PLEASE MARK THE BLOCK THAT APPLIES)

☐ THE BOARD OF GOVERNORS WITHOUT MEMBER APPROVAL AS SUCH WAS NOT REQUIRED

☒ THE MEMBERS

Senior Vice President, Blount Inc., sole member	/s/ Richard H. Irving, III
SIGNER’S CAPACITY	SIGNATURE

Richard H. Irving
NAME OF REGISTER (TYPED OR PRINTED)